Jefferies 4th Annual Communications Conference

(Based upon Announced Second Quarter 2006 results)

September 11, 2006

Results of option grant investigation

  Potential Nasdaq delisting

  Future operating results

  Subscriber growth and retention

  Earnings growth and expectations

  New products, services and features

  Corporate spending

  Liquidity

  Network capacity and coverage

  Regulatory developments

  Taxes

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the slide entitled “Financial Guidance”. These forward-looking statements are based on management’s current expectations or beliefs as of September 11, 2006 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

Safe Harbor for Forward-Looking Statements

All information in this presentation speaks as of September 11, 2006 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

Compensation expense resulting from differences in recorded and actual option grant dates, if any

Delisting from Nasdaq based upon failure to timely file financial results or otherwise

Inability to sustain growth in our customer base, revenue or profitability

Competition in price, quality, features and geographic coverage

Higher than expected tax rates or exposure to additional income or other tax liability

Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desired locations

Enactment of burdensome telecommunications or Internet regulations including increased taxes or fees

Reduced use of fax services due to increased use of email or widespread adoption of digital signatures

Inadequate intellectual property protection or violations of third party intellectual property rights

System failures or breach of system or network security and resulting harm to our reputation

Inability to adapt to technological change, or third party development of new technologies superior to ours

Economic downturns in industries which rely heavily on fax transmissions

Loss of services of executive officers and other key employees

Loss of third party suppliers and marketing relationships, and inability to enter into new such relationships on acceptable terms

Other factors set forth in our Annual Report on Form 10-K filed on 3/27/06 and the other reports filed by us from time to time with the Securities and Exchange Commission

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

All brand names and logos are trademarks of j2 Global Communications, Inc. or its affiliates in the U.S. and/or internationally.

Messaging as a Service

Core j2 Global Assets

11.4 million subscribed telephone numbers (DIDs)

Global advanced messaging network

2000+ cities in 31 countries on 5 continents

15.4 MM+ unique DIDs worldwide in inventory

Patented technology

A portfolio of 29 issued U.S. patents, and numerous pending U.S. patent applications, issued foreign patents and pending foreign applications

Licensing programs designed to monetize the portfolio

Expertise

Effective customer acquisition strategies and Web marketing

Breadth, depth and management of a complex network & architecture

Strong financial position

10 consecutive years of Revenue growth

4 consecutive years of positive and growing Operating Earnings

27% year-over-year Revenue growth

$175 MM of cash & investments to fund growth (as of 06/30/06)

Nominal amount of debt

Subscriber Acquisition

Individuals

Targeted Web marketing (e.g. AOL, MSN, Yahoo!, Google, CareerBuilder, Earthlink)

Sold primarily through: www.eFax.com , www.j2.com, www.onebox.com and
www.evoice.com

Use of proprietary Life Cycle Management

Advertising & Calling-Party-Pays revenue supports the Free base

Small to Mid-Sized Businesses (SMBs)

Sold through: www.eFaxCorporate.com, supported by Telesales

Self-service Web-based broadcast fax engine at www.jblast.com

Outsourced email, spam & virus protection through Electric Mail

Use of proprietary Life Cycle Management (i.e. usage stimulation)

Small to Mid-Sized Enterprises (SMEs)

Launched in late Q4 ’05 with initial direct sales force of four

Designed for 100 - 500 DID accounts

Large Enterprise/Government

Direct sales force

Marketed through Web and traditional direct selling methods

Designed for > 500 DID accounts

Paid Subscription Drivers

Seven Drivers for Paid DID Additions

Subscribers coming directly to the Company’s Websites/Telesales

Brand awareness

Search engine discovery

Accounts for approximately 50% of monthly paid DID signups

Free-to-Paid subscriber upgrades

Life Cycle Management

Less than 10% of monthly paid signups

eFax Corporate SMB sales

Hybrid Website and human interaction (i.e. Telesales)

Direct Enterprise/Government

Through the outside Corporate Sales team

Direct marketing spend for Paid subscribers

Targeted marketing/CPA deals

International marketing programs in Europe

SME sales

All brand names and logos are trademarks of j2 Global Communications, Inc. or its affiliates in the U.S. and/or internationally.

Service Roadmap

Corporate Sales Channel

Recent Corporate Channel Achievements

Largest Corporate Contract Signed

Minimum commitment of 10,000 DIDs

Largest Existing Customer Extending Deployment

 7,000 DIDs    10,000+ DIDs    ~ 20,000 DIDs

Deployed DIDs 54% Greater than Contracted Minimum

Pipeline includes 59 1,000+ DID Engagements (17 in Europe)

One New 1,000+ DID Contract Signed in Europe during Q2

Three Sales Representatives in Europe

Higher Usage for European Business Users

Diversified Revenue

No single customer is larger than 1% of j2’s revenue

All brand names and logos are trademarks of j2 Global Communications, Inc. or its affiliates in the U.S. and/or internationally.

3 Years of Growth and Efficiency
(Mid-Year 2003-2006)

   Corporate Staff Grew Only 33%

   Deployed DIDs Grew More than 300%

   2 Customers with More than 10,000 DIDs

   24 Customers with 1,000+ DIDs

   61 Customers with 500+ DIDs

   31 Fortune 100 Customers

Corporate Channel Drivers

Continued Consolidation of Multi Data Center Infrastructure

Lower cost consolidated sites push out fax-servers

Prefer scalable and geographically diverse solutions

Desire for global solutions

Comfort with Outsourcing Infrastructure (SME & Enterprise)

Access to Solutions as a Service (SMB & SME)

Regulatory Compliance Benefits

Better Total Cost of Ownership (TCO)

“Application Faxing” Embeds us in Critical Accounts

Sales team leverages eFax Developer

Financial Highlights

Historical Revenue & Operating Earnings Growth

37 consecutive quarters of Revenue growth

18 consecutive quarters of Operating Earnings growth

Operating earnings for Q1 and Q2 2006 is based on Non-GAAP earnings. See Slide 19 for a reconciliation to GAAP. In addition in Q4 2002, operating income is reduced by a $694,000 benefit from the recovery of a one time  marketing payment.

4 Quarter Rolling Average Cost Trends

All margin data for Q1 and Q2 2006 are based on Non-GAAP
earnings. See Slide 19 for a reconciliation to GAAP.

Sales & Marketing

Engineering

Supplemental Information

Metrics

Q1

Q2

Q3

Q4

Total

Q1

Q2

Q3

Q4

Total

Q1

Q2

Fixed Subscriber Revenues

$16,021

$17,750

$19,122

$20,823

$73,716

$22,773

$23,756

$25,229

$26,963

$98,721

$28,537

$29,687

Variable Subscriber Revenues

6,041

7,314

7,863

8,226

29,444

8,502

10,323

11,258

10,901

40,984

12,025

12,817

   Subscriber Revenues

$22,062

$25,063

$26,985

$29,050

$103,160

$31,275

$34,079

$36,487

$37,864

139,705

$40,562

$42,504

Other Revenues

880

768

786

749

3,183

949

806

1,202

1,279

4,236

1,456

1,870

      Total Revenues

$22,942

$25,831

$27,771

$29,799

$106,343

$32,224

$34,885

$37,689

$39,143

143,941

$42,018

$44,374

DID Based Revenues

$21,664

$24,057

$25,994

$27,937

$99,652

$30,186

$33,009

$34,760

$36,063

$134,018

$38,718

$40,790

Non-DID Revenues

1,278

1,774

1,777

1,862

6,691

2,038

1,876

2,929

3,080

9,923

3,300

3,584

Total Revenues

$22,942

$25,831

$27,771

$29,799

$106,343

$32,224

$34,885

$37,689

$39,143

143,941

$42,018

$44,374

Subscriber Revenue/Total Revenues

96.2%

97.0%

97.2%

97.5%

97.0%

97.1%

97.7%

96.8%

96.7%

97.1%

96.5%

95.8%

DID Based/Total Revenues

94.4%

93.1%

93.6%

93.8%

93.7%

93.7%

94.6%

92.2%

92.1%

93.1%

92.1%

91.9%

% Fixed Subscriber Revenues

72.6%

70.8%

70.9%

71.7%

71.5%

72.8%

69.7%

69.1%

71.2%

70.7%

70.4%

69.8%

% Variable Subscriber Revenues

27.4%

29.2%

29.1%

28.3%

28.5%

27.2%

30.3%

30.9%

28.8%

29.3%

29.6%

30.2%

Paid DIDs

(1)

434,616

469,328

515,162

553,949

598,490

641,720

691,096

740,120

788,130

836,576

Average Monthly Revenue/DID

$16.68

$17.22

$16.95

$16.87

$16.85

$17.21

$16.89

$16.36

$16.39

$16.09

Cancel Rate

(2)

2.9%

2.5%

2.5%

2.7%

2.9%

2.5%

2.6%

2.4%

2.5%

2.6%

Free DIDs

5,843,167

6,873,083

7,106,249

8,180,452

8,448,517

8,653,386

9,549,886

10,423,723

10,225,974

10,565,891

Average Monthly Revenue/DID

$0.05

$0.04

$0.04

$0.04

$0.04

$0.04

$0.03

$0.03

$0.04

$0.05

Total DID Inventory (MM)

8.6

9.5

11.3

11.9

12.7

13.6

14.2

14.6

15.2

15.2

Countries Covered

20

20

20

22

23

25

26

26

29

32

Gross Margin (4)

79.1%

80.1%

80.4%

81.3%

80.3%

79.8%

80.2%

78.5%

78.9%

79.3%

78.8%

79.3%

Operating Margin (4)

43.5%

42.6%

43.0%

44.0%

43.3%

41.4%

44.0%

43.2%

42.0%

42.7%

42.3%

43.4%

Cash/Funds Available for Growth

(millions)

$67.4

$74.2

$83.9

$93.8

$98.2

$108.6

$131.6

$144.5

$162.3

$174.9

Free Cash Flow

(3)

(millions)

$9.9

$11.6

$11.9

$10.9

$44.3

$11.3

$13.8

$13.5

$16.8

$55.5

$18.5

$11.0

(1)

For Q1 2005, reduced by 6,625 DIDs due to the discontinuance of a marketing trial.

(2)

Cancel Rate is defined as individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within a calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.

(3)

Free Cash Flow is net cash provided by operating activities, less purchases of property and equipment.

(4)

2006 is based on Non-GAAP data which excludes expenses pursuant to SFAS 123(R).

2006

2005

2004

(1) Net cash provided by operating activities, less purchases of property & equipment.  Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Computation of Free Cash Flow

($ in millions)

Q1 '04

Q2 '04

Q3 '04

Q4 '04

Q1 '05

Q2 '05

Q3 '05

Q4 '05

Q1 '06

Q2 '06

Net cash provided by operating activities

$10.252

$13.044

$13.240

$14.785

$13.762

$15.227

$15.951

$19.723

$19.245

$14.248

Purchases of property & equipment

(0.319)

(1.442)

(1.337)

(3.883)

(2.473)

(1.420)

(2.433)

(2.884)

(0.757)

(3.288)

Free Cash Flow

(1)

$9.933

$11.602

$11.903

$10.902

$11.289

$13.807

$13.518

$16.839

$18.488

$10.960

GAAP Reconciliation

Reported

Non-GAAP

Reported

Non-GAAP

Revenues

Subscriber

40,562

$

-

$

40,562

$

42,504

$

-

$

42,504

$

Other

1,456

-

1,456

1,870

-

1,870

Total revenue

42,018

-

42,018

44,374

-

44,374

Cost of revenues

(1)

9,010

(109)

(1)

8,901

9,272

(96)

(1)

9,176

Gross profit

33,008

109

33,117

35,102

96

35,198

Operating expenses:

Sales and marketing

(1)

6,864

(265)

(1)

6,599

7,743

(269)

(1)

7,474

Research, development and engineering

(1)

1,892

(110)

(1)

1,782

1,924

(150)

(1)

1,774

General and administrative

(1)

7,900

(940)

(1)

6,960

7,726

(1,015)

(1)

6,711

Total operating expenses

16,656

(1,315)

15,341

17,393

(1,434)

15,959

Operating earnings

16,352

1,424

17,776

17,709

1,530

19,239

Other income and expenses:

Interest and other income, net

1,256

-

1,256

1,107

-

1,107

Total other income and expenses:

1,256

-

1,256

1,107

-

1,107

Earnings before income taxes

17,608

1,424

19,032

18,816

1,530

20,346

Income tax expense

(2)

5,297

345

(2)

5,642

5,692

441

(2)

6,133

Net earnings

12,311

$

1,079

$

13,390

$

13,124

$

1,089

$

14,213

$

Basic net earnings per share

0.25

$

0.27

$

0.27

$

0.29

$

Diluted net earnings per share

0.24

$

0.26

$

0.26

$

0.28

$

Basic weighted average shares outstanding

49,249,778

49,249,778

49,349,536

49,349,536

Diluted weighted average shares outstanding

51,037,378

51,375,830

51,292,207

51,633,515

(1)

Stock-based compensation as follows

due to the adoption of FAS 123(R)

Cost of revenues

109

$

96

$

Sales and marketing

265

269

Research, development and engineering

110

150

General and administrative

940

1,015

Total stock-based compensation

1,424

$

1,530

$

(2)

Income tax benefit associated with stock-based

compensation due to the adoption of FAS 123(R)

Income tax expense

345

$

441

$

THREE MONTHS ENDED MARCH 31, 2006

Non-GAAP Entries

j2 GLOBAL COMMUNICATIONS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Non-GAAP Entries

THREE MONTHS ENDED JUNE 30, 2006

®